SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K/A
                             (Amendment No. 1)

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              November 2, 2000
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                    (Date of earliest event reported)


                         Bath National Corporation
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          (Exact name of registrant as specified in its charter)


     New York                      0-20142                   16-1185097
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification No.)



 44 Liberty Street, Bath, New York                          14810
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 (Address of principal executive offices)                (Zip Code)


                               (607) 776-9661
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          (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5. OTHER EVENTS

    As previously reported, on November 2, 2000, Bath National Corporation, a New York corporation ("Bath"), Financial Institutions, Inc., a New York corporation ("FII"), and FII's recently formed merger subsidiary, FI Subsidiary I, Inc. ("FISI") entered into an Agreement and Plan of Merger (the "Merger Agreement").

    In connection with the Merger Agreement, Bath and FII entered into a stock option agreement (the "Stock Option Agreement") pursuant to which Bath granted FII an option, exercisable under certain circumstances, to purchase 196,000 shares of its common stock.

    The Merger Agreement and the Stock Option Agreement are filed with this report as Exhibits 2.1 and 99.2, respectively.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) The following exhibits are included with this Report:

        Exhibit 2.1 Agreement and Plan of Merger, dated November 2, 2000, among Bath, FII and FISI

        Exhibit 99.1         Press Release, dated August 18, 1999(1)

        Exhibit 99.2         Stock Option Agreement

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(1)  Previously filed.










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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BATH NATIONAL CORPORATION



                              By: /s/ Douglas L. McCabe
                                  ---------------------------
                                  Name: Douglas L. McCabe
                                  Title:  President

Date: November 10, 2000

























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